SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): October 1, 1999

                            FLEET BOSTON CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)
                (formerly known as Fleet Financial Group, Inc.)


     Rhode Island                    1-6366                  05-0341324
     ------------                    ------                  ----------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification Number)


                 One Federal Street, Boston, Massachusetts 02110
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               (Address of principal executive offices) (zip code)

                                 (617) 346-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events
         ------------

                  The merger of Fleet Financial Group, a Rhode Island corporation, and BankBoston Corporation, a Massachusetts corporation, was officially completed today at 9 a.m. The new Boston-based institution, named "Fleet Boston Corporation," has combined assets of approximately $170 billion before divestitures required by regulatory authorities and ranks as the nation's eighth largest bank holding company.

                  Under terms of the merger agreement, at the effective time of the merger each share of BankBoston common stock was converted into the right to receive 1.1844 shares of Fleet common stock.



Item 7.  Financial Statements and Exhibits
         ---------------------------------

(a)               Financial statements of businesses acquired.

                         -   Not Applicable

(b)               Pro forma financial information.

                         -   Not Applicable

(c)               Exhibits.

                         -   Not Applicable

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                        FLEET BOSTON CORPORATION


                                        By:     /s/ William C. Mutterperl
                                                --------------------------------
                                        Name:   William C. Mutterperl
                                        Title:  Executive Vice President,
                                                   Secretary and General Counsel

Date:  October 1, 1999